UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2005

FOOT LOCKER, INC. (Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation)

1-10299 (Commission File Number)	13-3513936 (IRS Employer Identification Number)

112 West 34th Street, New York, New York (Address of Principal Executive Offices)	10120 (Zip Code)

(212-720-3700) (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 3, 2005, Foot Locker, Inc. issued a press release announcing its sales results for the fourth quarter and full year 2004. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of Foot Locker, Inc. dated February 3, 2005 reporting sales results for the fourth quarter and full year 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC. (Registrant)

Date: February 3, 2005	By:	/s/ Bruce L. Hartman Bruce L. Hartman Executive Vice President and Chief Financial Officer